UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 30, 2010 (October 1, 2010)
EMDEON INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-34435	20-5799664
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

3055 Lebanon Pike, Suite 1000
Nashville, TN	37214
(Address of Principal Executive Offices)	(Zip Code)
(615) 932-3000
(Registrant’s telephone number, including area code)
NOT APPLICABLE
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets
Item 9.01 Financial Statements and Exhibits
SIGNATURES
INDEX TO EXHIBITS
EX-23.1
EX-99.1
EX-99.2

Emdeon Inc., a Delaware corporation (“Emdeon”), hereby amends this Current Report on Form 8-K (“Form 8-K”), which was initially filed on October 4, 2010, to include the financial statements and pro forma financial information permitted pursuant to Item 9.01 of Form 8-K to be excluded from the initial Form 8-K and filed by amendment to the initial Form 8-K no later than 71 days after the date the initial Form 8-K was required to be filed. Except for the filing of the financial statements and pro forma financial information required by Item 9.01 hereof, and the consent of BDO USA, LLP filed herewith as Exhibit 23.1, the initial Form 8-K is not being amended or updated in any substantive manner.

Item 2.01	Completion of Acquisition or Disposition of Assets.
     On October 1, 2010, Medifax-EDI Holding Company (“Medifax”), an indirect subsidiary of Emdeon, and two newly-formed wholly-owned subsidiaries of Medifax (referred to herein as “Merger Sub” and “CEA Merger Sub”, and together with Medifax, the “Emdeon Entities”) completed the acquisition of Chamberlin Edmonds Holdings, Inc. (“CEA Holdings”) and Chamberlin Edmonds & Associates, Inc., a subsidiary of CEA Holdings (“CEA”, and together with CEA Holdings, the “CEA Entities”), pursuant to the terms of an Agreement and Plan of Merger dated as of September 3, 2010 (the “Merger Agreement”).
     Pursuant to the Merger Agreement, Merger Sub merged with and into CEA Holdings, with CEA Holdings being the surviving entity, and CEA Merger Sub merged with and into CEA, with CEA being the surviving entity. As a result, CEA Holdings and CEA each became subsidiaries of Medifax. The merger consideration paid by the Emdeon Entities at closing was $260.0 million, which consisted of: (i) payments of approximately $209.5 million to former stockholders of the CEA Entities and $44.5 million in satisfaction of the CEA Entities’ debt and transaction related obligations and (ii) other transaction related adjustments benefiting the Emdeon Entities of approximately $6.0 million.

Item 9.01	Financial Statements and Exhibits.
     Emdeon hereby files the following financial statements and pro forma financial information in connection with the acquisition of the CEA Entities.
     (a) Financial Statements of Businesses Acquired.
     The audited consolidated financial statements of CEA Holdings as of and for the year ended December 31, 2009 and the unaudited consolidated financial statements of CEA Holdings as of June 30, 2010 and for the six months ended June 30, 2010 and June 30, 2009 are filed herewith as Exhibit 99.1.
     (b) Pro Forma Financial Information.
     The required pro forma financial information as of and for the six months ended June 30, 2010 and for the year ended December 31, 2009 is filed herewith as Exhibit 99.2.

     (d) Exhibits.

Exhibit No.	Description
23.1	Consent of BDO USA, LLP (formerly known as BDO Seidman, LLP), independent certified public accounting firm, with respect to the Chamberlin Edmonds Holdings, Inc. audited consolidated financial statements.

99.1	Audited consolidated financial statements of Chamberlin Edmonds Holdings, Inc. as of and for the year ended December 31, 2009 and unaudited consolidated financial statements of Chamberlin Edmonds Holdings, Inc. as of June 30, 2010 and for the six months ended June 30, 2010 and June 30, 2009.

99.2	Unaudited pro forma consolidated financial statements as of and for the six months ended June 30, 2010 and for the year ended December 31, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMDEON INC.

Date: November 30, 2010	By: Name:	/s/ Gregory T. Stevens Gregory T. Stevens
	Title:	Executive Vice President, General Counsel and
Secretary

INDEX TO EXHIBITS

Exhibit No.	Description
23.1	Consent of BDO USA, LLP (formerly known as BDO Seidman, LLP), independent certified public accounting firm, with respect to the Chamberlin Edmonds Holdings, Inc. audited consolidated financial statements.

99.1	Audited consolidated financial statements of Chamberlin Edmonds Holdings, Inc. as of and for the year ended December 31, 2009 and unaudited consolidated financial statements of Chamberlin Edmonds Holdings, Inc. as of June 30, 2010 and for the six months ended June 30, 2010 and June 30, 2009.

99.2	Unaudited pro forma consolidated financial statements as of and for the six months ended June 30, 2010 and for the year ended December 31, 2009.